EXHIBIT 10.252


                             Dated November 12, 2002



                       LIGAND PHARMACEUTICALS INCORPORATED

                        ELAN INTERNATIONAL SERVICES, LTD.

                                       AND

                              ELAN CORPORATION PLC





                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT





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                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT


     THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Amendment") is made on the 12th day of November, 2002, by and between Ligand Pharmaceuticals Incorporated, a Delaware corporation (the "Company"), Elan Corporation plc, a public limited company organized under the laws of the Republic of Ireland ("Elan"), and Elan International Services, Ltd., a Bermuda exempted Company ("EIS").

                                    RECITALS

     WHEREAS, concurrently with the execution of this Amendment, the Company, Elan and EIS are entering into a Securities Purchase Agreement and the Company and Elan are entering into an Amended and Restated Licence and Supply Agreement;

     WHEREAS, the Company, Elan and EIS and certain other holders of the Company's capital stock have previously entered into that certain Amended and Restated Registration Rights Agreement dated June 29, 2000, including the addenda entered into through the date hereof (the "Prior Agreement");

     WHEREAS, Section 2.6(b) of the Prior Agreement provides that the Prior Agreement may be amended with the written consent of the holders of a majority of the Registrable Securities (as such term is defined in the Prior Agreement) then outstanding; and

     WHEREAS, the Company, Elan and EIS desire to amend certain terms of the Prior Agreement as set forth in this Amendment.

     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1. SECTION 1.1(F). Section 1.1, paragraph (f) of the Prior Agreement is hereby restated in its entirety as follows:

     "(f) The term "Registrable Securities" means (i) the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon conversion of those certain Unsecured Convertible Promissory Notes dated October 30, 1997 issued to S.R. One Limited (the "S.R. One Notes") pursuant to the Stock and Note Purchase Agreement dated February 3, 1995 (and upon such conversion of the S.R. One Notes, SCHEDULE A shall be updated to include such shares), (ii) the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon conversion of that certain Warrant (the "SmithKline Warrant") issued to SmithKline Beecham plc pursuant to the Stock Purchase Agreement dated April 24, 1998 (and upon such conversion of the SmithKline Warrant, SCHEDULE A shall be updated to include such shares), (iii) the 1,278,970 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to EIS pursuant to the Stock Purchase Agreement dated September 30, 1998, (iv) the 437,768 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to EIS pursuant to the Securities Purchase Agreement dated November 6, 1998 (as amended, the "Elan Securities Purchase Agreement"), (v) the shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to EIS upon conversion of the

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Zero Coupon Convertible Senior Notes due 2008 issued pursuant to the Elan
Securities Purchase Agreement, (vi) the shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to Elan or EIS pursuant to the Development, Licence and Supply Agreement dated November 9, 1998, as amended and restated, (vii) the 52,742 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to EIS pursuant to the Stock Purchase Agreement dated September 30, 1999, (viii) the 91,406 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to EIS upon the exercise of that certain Amended and Restated Series X Warrant for the Purchase of 91,406 Shares of Common Stock dated November 22, 1999, (ix) the 188,572 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to EIS pursuant to the Incentive Agreement dated December 31, 1999, (x) the 98,580 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to EIS pursuant to the Incentive Agreement dated March 1, 2000, (xi) the 274,843 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to EIS pursuant to the Incentive Agreement dated December 20, 2001, (xii) the 102,151 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to EIS pursuant to the Incentive Agreement dated March 28, 2002, and
(xiii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in subsections (i) through (xii) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which rights under this Agreement are not assigned."

     2. SECTION 1.2(D). There shall be added to the Prior Agreement a new
Section 1.2(d) which shall read in its entirety as follows:

     3. "(d) In addition to the rights and obligations set forth in this Section 1.2, if any Holder holding in the aggregate at least 4,000,000 shares of Registrable Securities making a request pursuant to this Section 1.2 additionally requests that such registration statement on Form S-3 be effected for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Act covering all Registrable Securities owned by such Holder (a "Shelf Registration Statement"), the Company shall include such information in the written notice referred to in subsection 1.2(a). Additionally, at any time during the effectiveness of any such Shelf Registration Statement, if any Holder intends to distribute at least 3,000,000 shares of Registrable Securities covered by such Shelf Registration Statement by means of an underwriting, such Holder (a "Requesting Holder") may so advise the Company, and the Company shall provide written notice of such Requesting Holder's intention to all other Holders having Registrable Securities covered by such Shelf Registration Statement (the "Covered Holders"). The underwriter for any underwritten offering effected pursuant to this subsection 1.2(d) shall at the option of the Company
(i) be selected by the Company from the list attached hereto as EXHIBIT A hereto and shall be reasonably acceptable to the Requesting Holder or (ii) be selected by the Requesting Holder and shall be reasonably acceptable to the Company. The right of any Covered Holder to include its Registrable Securities in such underwritten offering shall be conditioned upon such Covered Holder's participation in such underwriting and the inclusion of such Covered Holder's Registrable Securities in the underwriting (unless otherwise mutually

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agreed by the Requesting Holder and such Holder) to the extent provided herein.
All Covered Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Agreement, if the underwriter advises the Requesting Holder or the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Requesting Holder or the Company shall so advise all Covered Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated first to the Requesting Holder, and second to the Covered Holders participating in the underwritten offering in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each such Covered Holder; PROVIDED, HOWEVER, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities which the Company proposes to sell are first entirely excluded from the underwriting. The Company is obligated to effect only two (2) underwritten offerings pursuant to this subsection 1.2(d) during the term of this Agreement; PROVIDED, HOWEVER, that if the number of shares of Registrable Securities of the Requesting Holder to be included in such underwritten offering is reduced by the underwriter or underwriters selected for such underwriting below 3,000,000 shares, the underwritten offering initiated by such Requesting Holder shall not be counted as an underwritten offering pursuant to this Section 1.2(d). For the avoidance of doubt, the expenses of the two (2) underwritten offerings contemplated by this Section 1.2(d) shall be treated for purposes of Section 1.2(c) in the same manner as the expenses of the filing of the Shelf Registration Statement to which such underwritten offerings relate are treated. Notwithstanding the foregoing, the Company shall not be obligated to effect any underwritten offering pursuant to this subsection 1.2(d) if the Company shall furnish to the Requesting Holder a certificate signed by the president of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be materially detrimental to the Company and its stockholders for such underwritten offering to be effected at such time (without taking into account the costs to the Company), in which event the Company shall have the right to defer the commencement of such underwritten offering for a period of not more than 60 days after receipt of the request of the Requesting Holder under this subsection 1.2(d); provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period."

     4. SECTION 1.2(E). There shall be added to the Prior Agreement a new
Section 1.2(e) which shall read in its entirety as follows:

     "(e) In each underwritten offering effected pursuant to subsection 1.2(d), the Company shall use commercially reasonable efforts to (i) cause its senior management to assist in customary selling efforts relating to the Registrable Securities included in such underwritten offering as reasonably requested by the managing underwriter, including participating in one usual and customary "roadshow" in connection with such offering; provided, however, that any such "roadshow" shall be limited to five (5) business days in duration; and (ii) make reasonably available for inspection by the Holders including Registrable Securities in such offering, one (1) single counsel for such Holders and the underwriters for such offering and their counsel, at the offices where normally kept, during reasonable business hours and upon reasonable notice to the Company, all financial and other records and documents of the Company and its subsidiaries that

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

are pertinent to the offering, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information that is pertinent to such offering as is reasonably requested by such persons or entities."

     5. SECTION 1.5(A). Section 1.5(a) of the Prior Agreement is hereby restated in its entirety as follows:

"(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities then outstanding, keep such registration statement effective for up to one hundred twenty (120) days for a filing under
Section 1.3 or 1.4, and up to one hundred eighty (180) days for a filing under
Section 1.2; provided, however, that, notwithstanding the foregoing, the Company shall keep any Shelf Registration Statement effective until the earlier of (i) two (2) years from the date of effectiveness of such Shelf Registration Statement and (ii) the date on which all Registrable Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement."

     6. SCHEDULE A of the Prior Agreement is hereby restated in its entirety as attached to this Addendum.

     7. There shall be added to the Prior Agreement a new Exhibit A which shall read in its entirety as follows:

                                    EXHIBIT A

                           Credit Suisse First Boston
                                  Goldman Sachs
                                 Morgan Stanley
                              Salomon Smith Barney
                                   UBS Warburg

     8. EFFECT OF PRIOR AGREEMENT. Except as set forth herein, the Prior Agreement shall remain in full force and effect.

     9. MISCELLANEOUS.

          9.1 SUCCESSORS AND ASSIGNS. The terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Amendment, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Amendment, except as expressly provided in this Amendment.

          9.2 GOVERNING LAW. This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

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          9.3 TITLES AND SUBTITLES. The titles and subtitles used in this
Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

          9.4 COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



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



         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                         LIGAND PHARMACEUTICALS INCORPORATED

                         By: /S/DAVID E. ROBINSON
                         -----------------------------------
                         Name: David E. Robinson
                         Title: President & CEO

                         Address:          12075 Science Center Drive
                                           San Diego, CA  92121



                        ELAN INTERNATIONAL SERVICES, LTD.

                         By: /S/KEVIN INSLEY
                         -----------------------------------
                         Name:
                         Title:

                         Address:



                         By: /S/KEVIN INSLEY
                         -----------------------------------
                         Name:
                         Title:

                         Address:



                       [SIGNATURE PAGE TO AMENDMENT NO. 1
                             TO AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT]

                                   SCHEDULE A

                                       to
                               Amendment No. 1 to
               Amended and Restated Registration Rights Agreement

----------------------------------------- ----------------------
                                                 SHARES
NAME                                             ISSUED
----------------------------------------- ----------------------
Elan International Services, Ltd.         14,041,326
----------------------------------------- ----------------------












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